EXHIBIT 23





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-97327 on Form S-8 of Premier Financial Bancorp, Inc. of our report dated March 23, 2005 appearing in this Annual Report on Form 10-K of Premier Financial Bancorp, Inc. for the year ended December 31, 2004.

                                        /s/ Crowe Chizek and Company LLC
                                        Crowe Chizek and Company LLC

Columbus, Ohio
March 29, 2005